Supplement dated August 1, 2000
             to the Prospectus dated May 1, 2000 for Park Avenue VUL

      The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2000 for the Variable Universal Life Insurance Policy issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC") through The Guardian Separate Account M and marketed under the name "Park Avenue VUL".

      For policies issued in the State of Illinois, wherever the phrases "No-Lapse Guarantee" and "No-Lapse Guarantee Premium Test" appear in the Prospectus, replace them with the phrases "Minimum Premium Period" and "Minimum Premium Period Test", respectively.